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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                 As independent certified public accountants, we hereby consent to the incorporation of our report in this Form 10-K, into Andrx Corporation's previously filed Registration Statements on Form S-8 (File Nos. 333-84672, 333-45410 and 333-11537).

ARTHUR ANDERSEN LLP


Fort Lauderdale, Florida,
     March 28, 2002.